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                                                                   EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT




The Administration Committee
The Emerson Employee Savings Investment Plan:

We consent to the use of our report incorporated herein by reference.





                                                          KPMG Peat Marwick LLP

St. Louis, Missouri
January 3, 1995